UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2005

WPT Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-330-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 8, 2005, WPT Enterprises, Inc. (the "Company") issued a press release discussing third quarter 2005 results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference. The press release contains forward-looking statements regarding the Company.

The information in this Item 2.02, including the information set forth in the Company's press release filed as Exhibit 99.1 to and incorporated in this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01 Regulation FD Disclosure.

On November 7, 2005, the Company issued a press release regarding international distribution of the Professional Poker Tour and engagement of counsel in connection with the Company's dispute with the Travel Channel. A copy of the press release is included as Exhibit 99.2 to this report and is incorporated by reference into this item.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits.

99.1 Press Release issued November 8, 2005.
99.2 Press Release issued November 7, 2005.

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the WPT Enterprises, Inc. Current Report on Form 8-K originally filed on November 8, 2005 (the "Prior Filing"), is being filed solely to amend and restate in its entirety the financial tables attached to Exhibit 99.1 of the Prior Filing, as such tables were missing certain data as a result of a clerical error.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

November 9, 2005	By:	W. Todd Steele

Name: W. Todd Steele
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued November 8, 2005
99.2	Press Release issued November 7, 2005